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 The Universal Institutional Funds, Inc. Prospectus Supplement

  September 30, 2003

The Universal Institutional Funds, Inc.


 Supplement dated
 September 30, 2003 to
 Class I and Class II
 Prospectuses
 dated May 1, 2003 of:

 U.S. Mid Cap Core Portfolio

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Effective September 30, 2003, the Board of Directors of The Universal
Institutional Funds, Inc. approved changing the name of the U.S. Mid Cap Core Portfolio to "U.S. Mid Cap Value Portfolio." Accordingly, all references in the Prospectuses to the "U.S. Mid Cap Core Portfolio" are now hereby replaced with "U.S. Mid Cap Value Portfolio."

The Prospectuses are hereby amended and supplemented to reflect certain changes to the "Approach," "Process," "Risk" and "Additional Risk Factors and Information -- Foreign Investing" subsections of the Investment Summary of the U.S. Mid Cap Value Portfolio.

Accordingly, the subsections of the Investment Summary of the Prospectuses titled "Approach," "Process," "Risk" and "Additional Risk Factors and Information -- Foreign Investing" are hereby revised as follows:

The first sentence of the subsection of the Investment Summary titled "Approach" is hereby replaced by the following:

   The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index.

The "Process" section is hereby deleted in its entirety and replaced by the following:

   The Adviser seeks attractively valued companies experiencing a change that the Adviser believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Adviser considers factors such as appreciation to fair value, fundamental change in the company or changes in economic or market trends.

   Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of companies traded on a U.S. securities exchange with capitalizations within the range of companies included in the Russell Midcap Value Index. As of June 30, 2003 these market capitalizations range between $462.44 million and $10.38 billion. The market capitalization limit is subject to adjustment annually based upon the Adviser's assessment as to the capitalization range of companies which possess the fundamental characteristics of mid cap companies. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. This percentage limitation however, does not apply to securities of foreign companies that are listed in the United States on a national exchange.

The subsection of the Investment Summary titled "Risks" is hereby supplemented by the addition of the following paragraph after the first paragraph:

   Investing in foreign countries entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, the Portfolio's investments in foreign countries generally will be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

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The subsection of the Investment Summary titled "Additional Risk Factors and
Information -- Foreign Investing" is hereby replaced by the following:

   Foreign Securities
   Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic developments that could affect the Portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

Foreign Currency
In general, foreign securities are denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such securities, and therefore may convert the value of foreign securities into dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

The Prospectuses are hereby amended and supplemented to reflect a change in the management of the U.S. Mid Cap Value Portfolio.

Accordingly, the section of the Prospectuses titled "Portfolio Management" is hereby replaced by the following:

The Portfolio assets are managed by the Equity Income Team. Current members of the team include James A. Gilligan, Managing Director, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents, and Vincent E. Vizachero, Associate.

Please retain this supplement for future reference.

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 The Universal Institutional Funds, Inc. Prospectus Supplement

  September 30, 2003

The Universal Institutional Funds, Inc.


Supplement dated September 30, 2003 to Class I Prospectus dated May 1, 2003 of:

Value Portfolio

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The Prospectus is hereby amended and supplemented to reflect certain changes to the "Approach" and "Process" subsections of the Investment Summary.

Accordingly, the subsection of the Investment Summary of the Prospectus titled "Approach" is hereby replaced by the following:

   The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in foreign equity securities, and may also invest in securities of foreign companies that are listed in the United States on a national exchange.

The "Process" section is hereby deleted in its entirety and replaced by the following:

   The Adviser begins with a universe of companies that have attributes that may qualify them as value companies. The Adviser then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Adviser evaluates the companies relative to competitive and market conditions within each industry. The Adviser then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. In determining whether securities should be sold, the Adviser considers fair valuations and deteriorating fundamentals.

The Prospectus is hereby amended and supplemented to reflect a change in the management of the Value Portfolio.

Accordingly, the section of the Prospectus titled "Portfolio Management" is hereby replaced by the following:

   The Portfolio's assets are managed by the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Managing Director, and Jason Leder and Kevin Holt, Executive Directors.



Please retain this supplement for future reference.

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                       SUPPLEMENT DATED SEPTEMBER 30, 2003
                                       TO
                     THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003
                                       OF
                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.


     Effective September 30, 2003, the Board of Directors of The Universal Institutional Funds, Inc. approved changing the name of the "U.S. Mid Cap Core Portfolio" to "U.S. Mid Cap Value Portfolio." Accordingly, all references in the Statement of Additional Information to the "U.S. Mid Cap Core Portfolio" are now hereby replaced with "U.S. Mid Cap Value Portfolio."

     Please retain this supplement for future reference.